SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant    [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
   [ ]  Preliminary Proxy Statement                  [ ]  Confidential, For Use
   [X]  Definitive Proxy Statement                        of the Commission Only
   [ ]  Definitive Additional Materials                   (as permitted by Rule
   [ ]  Soliciting Material Pursuant to                    14a-6(e)(2))
        Rule 14a-11(c) or Rule 14a-12

                          BIOSOURCE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X|  No Fee Required

   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing party:

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     (4) Date filed:

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


                          BIOSOURCE INTERNATIONAL, INC.
                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 19, 2002
                                   -----------


TO OUR STOCKHOLDERS:

     Notice is hereby given that the 2002 Annual Meeting of Stockholders of BioSource International, Inc. (the "Company") will be held at the Hyatt Westlake Plaza, 880 S. Westlake Blvd., Westlake Village, California, 91361, on July 19, 2002 at 9:00 a.m., Pacific time. The Annual Meeting is being held for the following purposes:

1. To elect six directors to hold office for one year and until their respective successors have been elected. The persons nominated by our Board of Directors, Jean-Pierre L. Conte, Leonard M. Hendrickson, David J. Moffa, Ph.D., John R. Overturf, Jr., Robert D. Weist and Robert J. Weltman, are described in the accompanying Proxy Statement;

2.   To  ratify  the  appointment  of  KPMG  LLP,  as  our  independent   public
     accountants for the year ending December 31, 2002; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     Only stockholders of record of our common stock at the close of business on May 23, 2002, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

     All stockholders of record are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder of record attending the Annual Meeting may vote in person, even though he or she has returned a Proxy.


                           BY ORDER OF THE BOARD OF DIRECTORS


                             /s/ CHARLES C. BEST
                           ----------------------------------
                           Charles C. Best,
                           Chief Financial Officer and
                             Executive V.P., Finance


Camarillo, California
June 5, 2002

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES REGISTERED IN DIFFERENT NAMES OR AT DIFFERENT ADDRESS, EACH CARD SHOULD BE COMPLETED AND RETURNED.

                          BIOSOURCE INTERNATIONAL, INC.
                                 542 FLYNN ROAD
                           CAMARILLO, CALIFORNIA 93012
                                 (805) 987-0086
                                ----------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 19, 2002

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of BioSource International, Inc., a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at Hyatt Westlake Plaza, 880 S. Westlake Blvd., Westlake Village, California, 91361, on July 19th, 2002 at 9:00 a.m., Pacific time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders.
Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote on the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A stockholder of record may revoke his or her Proxy at any time before it is voted either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on May 23, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. At the record date, 9,638,863 shares of common stock, par value $.001 per share, were outstanding. Our common stock is the only outstanding class of our securities entitled to vote at the Annual Meeting.

     It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about June 5, 2002.

                                VOTING PROCEDURES

     A stockholder is entitled to cast one vote for each share held of record on the record date on all matters to be considered at the Annual Meeting. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

                              ELECTION OF DIRECTORS

     In accordance with our Bylaws, the Board of Directors has fixed the number of directors at seven. At each annual meeting of stockholders, the directors are elected, each for a one-year term. Six directors will be elected at the Annual Meeting. Pursuant to its authority under the Company's Bylaws, the Board of Directors will appoint an individual to fill the vacancy on the Board when a suitable candidate can be identified.

     Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting or any postponements or adjournments, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     The Board of Directors proposes the election of the following nominees as directors:

                              Jean-Pierre L. Conte
                             Leonard M. Hendrickson
                              David J. Moffa, Ph.D.
                              John R. Overturf, Jr.
                                 Robert D. Weist
                                Robert J. Weltman

     If elected, each nominee is expected to serve until the 2003 Annual Meeting of Stockholders. The six nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information with respect to the director nominees of the Company as of May 15, 2002.

     NAME                         AGE     POSITION
     ----                         ---     --------
     Jean-Pierre L. Conte (1)      38     Interim Chairman of the Board of
                                            Directors, Director and Director
                                            Nominee

     Leonard M. Hendrickson (1)    54     President and Chief Executive Officer,
                                            Director and Director Nominee

     David J. Moffa, Ph.D. (1)     59     Director and Director Nominee

     John R. Overturf, Jr. (2)     41     Director and Director Nominee

     Robert D. Weist (2)           62     Director and Director Nominee

     Robert J. Weltman (2)         37     Director and Director Nominee

     ---------------------
     (1)   Member of the Compensation Committee.
     (2)   Member of the Audit Committee.
     ---------------------

     Brief statements setting forth the principal occupation and employment during the past five years, the year in which first elected as director and other information concerning each nominee appear below.

     JEAN-PIERRE L. CONTE has served as a director of the Company since February 2000 and was appointed as Interim Chairman of the Board in May 2001. Mr. Conte is a Managing Director of Genstar Capital LLC, which is the sole general partner of Genstar Capital Partners II, L.P., a private equity investment firm, and a Managing Director of Genstar Capital L.P., which is the sole general partner of Genstar Capital Partners III, L.P. Prior to joining Genstar in 1995, he was a principal for six years at the NTC Group, Inc., a private equity investment firm. He is a director of several private companies. Mr. Conte earned a Masters of Business Administration from Harvard University Graduate School of Business and a Bachelor of Arts from Colgate University. Mr. Conte has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions."

     LEONARD M. HENDRICKSON became president and Chief Executive Officer on October 15, 2001. He has been a director of BioSource since October 1993. Prior to his position as President and Chief Executive Officer of the Company, Mr. Hendrickson was President of Isotope Products Laboratories from February 1992 to October 2001. From February 1990 to January 1992, Mr. Hendrickson served as the principal consultant for Microchemics; a marketing and business development consulting firm that he founded. Mr. Hendrickson holds a Bachelor of Science degree from the University of Pennsylvania and a Masters in Business Administration from American University in Washington, D.C.

     DAVID J. MOFFA, PH.D. has been a Director of the Company since April 1995. Dr. Moffa serves as the Regional Director and as special projects director for Lab Corporation of America, Inc. located in Fairmont, WV, positions he has held since 1982 and 1984, respectively. In addition, Mr. Moffa currently serves as a Director of LabCorp in Pittsburgh, PA, a position he has held since 1985 and is Chairman and CEO of ClinServices LLC since 1999. Dr. Moffa also serves as an advisor and consultant to various diagnostic, scientific and health care facilities, and is an owner and developer of GM Realty and Moffa Properties. Dr. Moffa also serves on a number of committees and boards of directors of various privately held companies and governmental offices. Dr. Moffa has completed a post doctoral fellowship in Clinical Biochemistry at the West Virginia University National Institutes of Health, holds a Ph.D. in Medical Biochemistry from the West Virginia University School of Medicine, a Masters of

Science degree in Biochemistry from West Virginia University and a Bachelor of Arts degree in Pre-Medicine from West Virginia University.

     JOHN R. OVERTURF, JR. has been a director of the Company since September 1993. Mr. Overturf serves as the President of R.O.I., Inc., a private investment company, a position he has held since July 1993. He also serves as President of the Combined Penny Stock Fund, Inc., a closed-end stock market fund, a position he has held since 1996. From September 1993 until September 1996, Mr. Overturf served as Vice President of The Rockies Fund, Inc., a closed-end stock market fund. Mr. Overturf holds a Bachelor of Science degree in Finance from the University of Northern Colorado.

     ROBERT D. WEIST has been a director of the Company since April 1996. Mr. Weist has been President of Weist Associates, a management consulting firm, since April 1992. Mr. Weist also serves as a Vice Chairman of Hyseq, Inc. since February 2000 and has been a director since May 1993. From January 1986 through April 1992, Mr. Weist was a consultant to and Senior Vice President, Administration, General Counsel and Secretary of Amgen, Inc., having served as Vice President, General Counsel and Secretary from March 1982 through January 1986. Mr. Weist holds a Juris Doctor degree from New York University and a Masters in Business Administration from the University of Chicago.

     ROBERT J. WELTMAN has served as a director of BioSource since February 2000. He is a Managing Director of Genstar Capital L.P., the sole general partner of Genstar Capital Partners II, L.P., a private equity investment firm. Mr. Weltman joined Genstar in August 1995. Prior to joining Genstar, from July 1993 to July 1995, Mr. Weltman was an Associate with Robertson, Stephens & Company, an investment banking firm. Mr. Weltman holds an AB degree in chemistry from Princeton University. Mr. Weltman has been appointed to the Board of Directors pursuant to an investor rights agreement among Genstar, Stargen and us, which is described under "Relationships and Related Transactions."

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held nine meetings during fiscal 2001. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in fiscal 2001.

     The Board of Directors maintains an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Overturf, Weist and Weltman. The Audit Committee recommends the engagement of our independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants, and meets with the independent public accountants and the Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of our financial statements to the Board of Directors. Four meetings of the Audit Committee were held during the year ended December 31, 2001.

     The Compensation Committee currently consists of Messrs. Hendrickson, Conte and Moffa. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering our stock option and executive incentive compensation plans. Five meetings of the Compensation Committee were held during the year ended December 31, 2001.

COMPENSATION OF DIRECTORS

     Our non-employee corporate directors currently are paid $2,000 for each board meeting attended, and $1,000 per year for service on a board committee. We also pay out of pocket expenses incurred by our directors in connection with their attendance. In addition, non-employee directors receive an annual grant of 4,000 non-statutory stock options in December of each year, exercisable at the fair market value of our common stock on the date of grant, and which fully vest on the date of grant.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to us in all capacities for each of the three years ended December 31 indicated below.


                           SUMMARY COMPENSATION TABLE



                                               ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                      -------------------------------------    -------------------------
                             YEAR                                              NUMBER OF
NAME AND                    ENDED                                              SECURITIES
PRINCIPAL POSITION (1)     DECEMBER                            OTHER ANNUAL    UNDERLYING    ALL OTHER
                              31,       SALARY       BONUS     COMPENSATION     OPTIONS     COMPENSATION
-----------------------    --------   -----------   -------    ------------    ----------   ------------
Leonard M. Hendrickson       2001      $49,000(2)   $90,000        $173(3)      280,000
Chief Executive Officer
and President

David Thrower                2001     $200,000      $23,000        $324(3)      110,000
Senior Vice President        2000       28,750        8,750          27(3)      235,000     $13,224 (4)
Sales and Marketing

Charles Best                 2001     $160,000      $23,500        $325(3)       87,500
Chief Financial Officer      2000      142,000       22,500         285(3)       20,000
and Executive Vice           1999       11,250            0                      30,000
President

Russell D. Hays (6)          2001     $160,300           $0     $21,173(5)            0     $90,460 (4)
Chairman of the Board,       2000      107,000       56,164         129(3)      395,000      57,428 (4)
President and Chief
Executive Officer

Cy Cabradilla, Jr (7)        2001     $140,000      $22,000        $635(3)       52,500
   Vice President,           2000      123,375       21,000         364(3)       12,000
   Molecular Biology         1999      120,000       10,600         826(3)        5,000
----------

(1) For a description of employment agreements between certain executive officers and the Company, see "Employment Agreements with Executive Officers" below.
(2)  Mr. Hendrickson joined the Company on October 15, 2001.
(3)  Consists of group life insurance premiums paid by the Company
(4)  Relocation expenses.
(5) Consists of $20,527 for accrued vacation paid by the Company upon termination and $646 for a group life insurance premium paid by the Company.
(6)  Mr. Hays resigned as of May 18, 2001.
(7)  Mr. Cabradilla resigned as of May 10, 2002.

OPTION GRANTS IN FISCAL YEAR 2001

     The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended December 31, 2001 to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR


                           NUMBER OF        PERCENT OF                                     POTENTIAL REALIZABLE
                           SECURITIES     TOTAL OPTIONS                                  VALUE OF ASSUMED ANNUAL
                           UNDERLYING       GRANTED TO      AVG. EXERCISE                  RATES OF STOCK PRICE
                            OPTIONS        EMPLOYEES IN     OF BASE PRICE   EXPIRATION   APPRECIATION FOR OPTION
NAME                       GRANTED(1)     FISCAL YEAR(2)     ($/SH.)(3)        DATE              TERM (1)
                                                                                             5%($)       10%($)
----------------------     ----------     --------------    -------------   ----------   ----------   ----------
Leonard M. Hendrickson      280,000            24%               $5.19       10/15/11    $2,367,977   $5,113,080
David Thrower               110,000             9%               $5.74        9/17/11      $396,895     $857,001
Charles Best                 87,500             8%               $8.78       12/19/11      $483,054   $1,043,040
Cy Cabradilla Jr (4)         52,500             5%               $8.17       12/19/11      $269,607     $582,152
----------

(1) Options granted in 2001 vest over various periods. The options were granted for a term of 10 years.
(2) Options covering an aggregate of 1,165,750 shares were granted to employees of the Company and its subsidiary during the year ended December 31, 2001.
(3) The exercise price and the tax withholding obligations related to exercise might be paid by delivery of already owned shares, subject to certain conditions.
(4) Mr. Cabradilla resigned as of May 10, 2002. 5,833 of the 52,500 options granted to Mr. Cabradilla in 2001 have vested. Any shares that will not vest or are not exercised will return to the Plans.


OPTION EXERCISES AND STOCK OPTIONS HELD AT FISCAL YEAR END

     The following table sets forth, for those Named Executive Officers who held stock options at fiscal year end, certain information regarding options exercised in fiscal year 2001, the number of shares of common stock underlying stock options held and the value of options held at fiscal year end based upon the last reported sales price of the common stock on the Nasdaq market on December 31, 2001 ($8.30 per share).


          AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                          SHARES                     NUMBER OF SECURITIES
                         ACQUIRED                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                            ON        VALUE              OPTIONS AT              IN-THE-MONEY OPTIONS AT
NAME                     EXERCISE    REALIZED         DECEMBER 31, 2001             DECEMBER 31, 2001
----------------------   --------    --------    --------------------------    --------------------------
                            (#)        ($)       EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
                            ---        ---       -----------  -------------    -----------  -------------
Leonard M. Hendrickson      --         --          71,000        280,000        $310,900      $870,800
David Thrower               --         --          58,750        286,250           --          293,000
Charles Best                --         --          16,500        117,500          55,890        97,650
Cy Cabradilla (1)           --         --          31,228         62,772         133,002        36,250
----------

(1) Mr. Cabradilla resigned as of May 10, 2002 and as a result, options granted to Mr. Cabradilla that will not vest or are unexercised will return to the Plans.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     We have entered into an employment agreement with Leonard M. Hendrickson to serve as our President and Chief Executive Officer, effective as of October 15, 2001. Pursuant to this agreement Mr. Hendrickson receives an annual base salary of $250,000, which we may increase, at the Board's sole discretion, at the end of each year of his employment. In addition to the base salary to be paid to Mr. Hendrickson, the Company paid a one time signing bonus to him in the amount of $90,000 upon the commencement of his employment. In addition, Mr. Hendrickson is eligible to receive an annual bonus under the Company's management incentive plan. The agreement terminates on December 31, 2004. In the event that Mr. Hendrickson's employment is terminated without cause or due to a "change of control" during the term of the agreement, the Company is obligated to continue paying Mr. Hendrickson's then-current base salary for a period of 12 months following the effective date of such termination. Also, in certain instances involving a "change of control," all stock options which have been granted to Mr. Hendrickson that are unvested at the time of such change of control shall become immediately vested and exercisable. According to our agreement with Mr. Hendrickson, a "change of control" occurs if (i) any person or entity (or group of related persons or entities acting in concert) acquires shares of capital stock of the Company entitled to exercise 35% or more of the total voting power represented by all shares of capital stock of the Company then outstanding; or
(ii) the Company enters into an agreement to sell or otherwise transfer all or substantially all of its assets or enters into an agreement to merge, consolidate or reorganize with any other corporation or entity, as the result of which less than 75% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which the Company's assets are sold or transferred or surviving such merger, consolidation or reorganization are held by the persons and entities who were holders of common stock of the Company immediately prior to such agreement; or (iv) the Company issues otherwise than on a pro rata basis additional shares of capital stock representing (after giving effect to such issuance) more than 35% of the total voting power of the Company; or (v) the persons who were the directors of the Company as of October 15, 2001 cease to comprise a majority of the Board of Directors of the Company.

     Effective as of December 17, 1999, Charles C. Best, our Chief Financial Officer, entered into a separation agreement with us. In the event we experience a "change of control," and the employment of Mr. Best is terminated within one year of the "change of control," we are obligated to continue to pay Mr. Best his then-current base salary for a period of 12 months following the effective date of such termination. For purposes of Mr. Best's separation agreement, a "change of control" occurs if (i) any person or entity acquires shares of our capital stock entitled to exercise 35% or more of the total voting power of our stockholders, (ii) we enter into an agreement to sell or otherwise transfer all or substantially all of our assets or to effect a merger, consolidation or reorganization with any other corporation or entity, which results in less than 75% of the total voting power represented by the capital stock or other equity interests of the corporation or entity to which our assets are sold or transferred or surviving such merger, consolidation or reorganization being held by the persons and entities who were holders of our common stock immediately prior to such agreement, (iii) we issue, otherwise than on a pro rata basis, additional shares of capital stock representing (after giving effect to such issuance) more than 35% of the total voting power of our stockholders, or (iv) if the persons who were our directors as of the date of the separation agreement cease to comprise a majority of our Board of Directors.

     Effective May 18, 2001, David Thrower, our Senior Vice President of Sales and Marketing, entered into a separation agreement with us. In the event the Company terminates Mr. Thrower's employment with the Company other than for cause at any time (i) prior to July 15, 2002, or (ii) within six months following a "change of control," we are required to pay Mr. Thrower his then-current base salary for a period of 12 months following the effective date of such termination. In addition, if the employment of Mr. Thrower is terminated within six months of a "change of control" all stock options which have been granted to Mr. Thrower that are unvested at the time of such change of control shall become immediately vested and exercisable. According our agreement with Mr. Thrower, a "change of control" is defined as the acquisition by any person or entity unaffiliated with Genstar Capital LLC of capital stock representing at least 40% of the total fully diluted shares of the Company.

STOCK OPTION PLANS

     We adopted a Stock Option Plan (the "1993 Plan") in 1993. In January 2000, our Board of Directors approved the 2000 BioSource International, Inc. non-qualified stock option plan (the "2000 Plan," and together with the 1993 Plan, the "Plans"). The purpose of the Plans is to attract, retain and motivate our officers, directors, employees, and under certain circumstances, our consultants, by giving them incentives which are linked directly to increases in the value of our common stock. Any shares of common stock subject to an award, which for any reason expires or terminates unexercised are again available for issuance under the 1993 and 2000 Plan.

     The 1993 Plan authorizes the Compensation Committee to enter into any type of arrangement with an eligible employee that, by its terms, involves or might involve the issuance of (1) shares of our common stock, (2) an option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege at a price related to our common stock, or (3) any other security or benefit with a value derived from the value of our common stock. Any stock option granted may be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or a nonqualified stock option. The maximum number of shares of common stock that may be issued pursuant to awards granted under the 1993 Plan is 2,000,000, subject to certain adjustments to prevent dilution.

     The 2000 Plan authorizes the Compensation Committee to enter into non-qualified stock options only. The maximum number of shares of common stock that may be issued pursuant to awards granted under the 2000 Plan is 2,000,000, subject to certain adjustments to prevent dilution.

     Options granted under the Plans are generally exercisable at the rate of 25% each year, beginning one year from the date of grant, and generally expire ten years from the date of grant.

     The Company has stock option agreements that are outside the Plans. These agreements are for non-qualified stock options only.

     The following table summarizes our equity plan compensation information as of December 31, 2001:


          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2001
                                           (a)                      (b)                     (c)
Plan Category                     Number of Securities       Weighted-average      Number of Securities
                                   to be Issued Upon        Exercise Price of      Remaining Available for
                                      Exercise of          Outstanding Options,    Future Issuance Under
                                  Outstanding Options,      Warrants and Rights    Equity Plans (Excluding
                                  Warrants and Rights                              Securities Reflected in
                                                                                         Column (a))
----------------------------------------------------------------------------------------------------------
Equity Compensation Plans
  Approved By Security Holders         781,102                    $4.64                   89,905
Equity Compensation Plans
  Not Approved by Security
  Holders                            3,059,250 (1)                $8.63                  733,750
Total                                3,840,352                    $7.82                  823,655
----------

(1) Includes 1,287,000 warrants pursuant to a securities purchase agreement dated January 10, 2000 with Genstar Capital Partners II L.P. and Stargen II LLC.

     The Compensation Committee of our Board of Directors currently administers our Plans.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Messrs. Hendrickson, Moffa and Conte. The compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administrating our stock option and executive incentive compensation plans. Of the members of the compensation committee, only Mr. Hendrickson is a current or former officer or employee of the Company. None of our executive officers or Directors served as a member of the board of directors of any other entity of which an executive officer or Director served on our Board of Directors.


                          COMPENSATION COMMITTEE REPORT

     The   Compensation   Committee  of  the  Board  of   Directors   determines
compensation paid to each of our executive officers and administers our Plans.

     The objectives of our executive compensation policy include (1) attracting, motivating and retaining talented executives by providing compensation that is competitive with comparable companies, (2) maintaining compensation levels that are consistent with the company's financial objectives and operating performance and (3) aligning the interests of executive officers and stockholders through bonuses based on the company's performance and by providing equity compensation. Our compensation program currently consists of base salary and incentive compensation in the form of cash bonuses and/or stock options.

     In arriving at an initial compensation offer to an individual, the Compensation Committee considers determinants of the individual's market value including experience, education, accomplishments and reputation, as well as the level of responsibility to be assumed, in relation to the market value of such qualifications and industry standards. When determining subsequent adjustments to an individual's annual salary, the Compensation Committee also evaluates the importance to stockholders of that person's continued service. The Compensation Committee also reviews the annual salaries of our executive officers in relation to the company's financial performance, annual budgeted financial goals and its position in the industry. This is a judgment process, exercised by the Compensation Committee with the advice of management and other consultants.

     Cash bonuses were awarded during the past year, which were determined on the basis of accomplishments measured against a management incentive plan that was prepared by management and approved by the Compensation Committee.

     Stock options are prospective incentives, aimed at keeping and motivating key people by letting them share in the value they create for stockholders. They are awarded at times deemed appropriate by the Compensation Committee in amounts intended to secure the full attention and best efforts of executives upon whose future performance the company's success will depend.

     During 2001, Russell D. Hays, our former Chairman of the Board, Chief Executive Officer and President, and George Uveges, our former Chief Operating Officer, resigned. We also hired Leonard M. Hendrickson as our new President and Chief Executive Officer. In setting the base salary for Mr. Hendrickson, the Compensation Committee took into account the salary ranges of industry competitors, Mr. Hendrickson's prior experience and expected contributions, and the relative importance of his respective position in terms of achieving the Company's objectives.

     Effective as of October 15, 2001, Leonard M. Hendrickson became the Company's President and Chief Executive Officer. In 2001, Mr. Hendrickson received a pro-rated portion of his annual base salary of $250,000, which we may increase, at the Board's sole discretion, at the end of each year of his employment. In addition to the base salary to be paid to Mr. Hendrickson, the Company paid a one time signing bonus to him in the amount of $90,000 upon the commencement of his employment. In connection with his initial engagement, the Company also granted Mr. Hendrickson options to purchase 280,000 shares of the Company's common stock. Mr. Hendrickson's compensation package was established based upon a comparative analysis of other similarly situated chief executive officers conducted by the Compensation Committee, in consultation with a professional recruiting firm hired as a consultant to the Company to assist in the process of retaining a new President and Chief Executive Officer. Mr. Hendrickson also participates in the management incentive plan approved by the Compensation Committee.

                                            COMPENSATION COMMITTEE

                                            Leonard M. Hendrickson
                                            David J. Moffa, Ph.D.
                                            Jean-Pierre L. Conte



                          REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors (a copy of which is attached as Appendix "A" to this Proxy Statement), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. All of the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards).

     In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the independent auditors, KPMG LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for the year ended December 31, 2001.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities Exchange Commission (the "SEC").

                                            AUDIT COMMITTEE

                                            John R. Overturf, Jr.
                                            Robert D. Weist
                                            Robert J. Weltman

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2001, all our executive officers, directors and greater-than-ten percent stockholders complied with all
Section 16(a) filing requirements, except for the following: Jean-Pierre L. Conte and Robert J. Weltman each filed an Annual Report of Beneficial Ownership on Form 5 for the calendar year ended December 31, 2001 which included a report relating to options that were granted during the calendar year ended December 31, 2000, which transaction should have been reported on an Annual Report of Beneficial Ownership on Form 5 for the calendar year ended December 31, 2000.


                     RELATIONSHIPS AND RELATED TRANSACTIONS
                      WITH DIRECTORS AND EXECUTIVE OFFICERS

     On January 10, 2000, we entered into a securities purchase agreement with Genstar Capital Partners II, L.P. and Stargen II LLC. Pursuant to this agreement, we sold Genstar and Stargen a total of 371,300 shares, including 364,244 to Genstar and 7,056 to Stargen, of our Series B Preferred Stock for $9,000,312 in the aggregate. These shares were initially convertible into 1,485,200 shares, including 1,456,976 for Genstar and 28,224 for Stargen, of our common stock. In addition, we issued to Genstar and Stargen warrants to purchase a total of 1,287,000 shares of our common stock, including 1,262,542 to Genstar and 24,458 to Stargen, exercisable at $7.77 per share. Under the investor rights agreement among Genstar, Stargen and us, executed in connection with the securities purchase agreement, Genstar and Stargen also have the right to appoint two out of our seven directors to our Board of Directors as long as they beneficially own, in the aggregate, at least 750,000 shares of common stock, or one director if they beneficially own at least 495,000 shares. Pursuant to the investor rights agreement, we appointed Jean-Pierre L. Conte, a Managing Director of Genstar Capital LLC, and Robert J. Weltman, a Vice President of Genstar Capital LLC, to our Board of Directors. Genstar and Stargen also have the right of first refusal to purchase additional shares and the right to require us to register their shares of our common stock underlying the preferred stock and the warrants. The consummation of the securities purchase agreement, including the issuance of the shares of Series B Preferred Stock and the warrants, occurred on February 15, 2000. Pursuant to the securities purchase agreement, we paid a $270,009 transaction fee to Genstar Capital LLC and reimbursed all of the fees and expenses of approximately $195,426, incurred by Genstar Capital Partners and its affiliates in connection with the securities purchase agreement.

     On September 20, 2000, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of our Series B Preferred, all issued and outstanding shares of Series B Preferred Stock were automatically converted into an aggregate of 1,556,574 shares of common stock, including 1,526,922 shares of common stock issued to Genstar and 29,652 shares of common stock issued to Stargen.

     We entered into a Securities Purchase Agreement, effective as of August 9, 2000, with Genstar Capital Partners II, L.P. Genstar agreed to purchase from us 300,000 shares of our common stock at $15.00 per share. Genstar subsequently assigned its right to purchase 30,000 of these shares to Jean-Pierre L. Conte and 3,333 of the shares to Robert Weltman. Both Mr. Conte and Mr. Weltman currently serve on our Board of Directors. Genstar assigned its right to purchase an additional 33,334 of these shares to certain other individuals affiliated with Genstar. We also entered into a Securities Purchase Agreement, effective as of August 9, 2000, with Russell D. Hays, former President, and Chief Executive Officer of the Company pursuant to which Mr. Hays agreed to purchase 40,000 shares of the our common stock at $15.00 per share. We also entered into a Securities Purchase Agreement, effective as of September 5, 2000, with George Uveges, former Chief Operating Officer of the Company pursuant to which Mr. Uveges agreed to purchase 11,428 shares of the our common stock at $21.875 per share. The closing of each of these transactions occurred on September 28, 2000.

                                PERFORMANCE GRAPH

     The following graph sets forth the percentage change in cumulative total shareholder return of our common stock during the period from December 31, 1996 to December 31, 2001, compared with the cumulative returns of the Nasdaq Stock Market (U.S. Companies) Index and the JP Morgan H & Q Biotechnology Index. The comparison assumes $100 was invested on December 31, 1996 in our common stock and in each of the foregoing indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                      AMONG BIOSOURCE INTERNATIONAL, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                  AND THE JP MORGAN H & Q BIOTECHNOLOGY INDEX


[OBJECT OMITTED]



BioSource International, Inc.

                                             Cumulative Total Return
--------------------------------------------------------------------------------
                                   12/96   12/97   12/98   12/99   12/00   12/01
--------------------------------------------------------------------------------

BIOSOURCE INTERNATIONAL, INC.     100.00   92.73   42.73  115.46  222.73  120.73
NASDAQ STOCK MARKET (U.S.)        100.00  122.48  172.68  320.89  193.01  153.15
JP MORGAN H & Q BIOTECHNOLOGY     100.00  101.22  154.14  329.48  354.22  294.61

                                 PROPOSAL NO. 2:
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors recommended and the Board has selected, subject to ratification by a majority vote of the shareholders in person or by proxy at the Annual Meeting, the firm of KPMG LLP to continue as our independent public accountant for the current fiscal year ending December 31, 2002. KPMG has served as the principal independent public accounting firm utilized by us during the years ended December 31, 1994 through 2001. We anticipate that a representative of KPMG will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of KPMG will be afforded an opportunity to make a statement if they so desire.

AUDIT FEES

     KPMG billed us a total of approximately $138,000 in fees for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included our Form 10-Q's for fiscal 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     In 2001, KPMG did not render any professional services for the Company in connection with financial information systems design and implementation.

ALL OTHER FEES

     KPMG billed us an aggregate of approximately $59,000 for all other non-audit services, performed in fiscal 2001. These non-audit services consisted primarily of state, federal, and international income tax services.

     The Audit Committee of the Board of Directors has reviewed and considered whether the provision of services other than those services related the audit of the annual financial statements and reviews of the quarterly financial statements is compatible with maintaining KPMG's independence as our principal independent accounting firm.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 RATIFYING THE APPOINTMENT OF KPMG, LLP AS OUR INDEPENDENT AUDITORS.

                                OTHER INFORMATION

PRINCIPAL STOCKHOLDERS

     The following table sets forth as of May 15, 2002 certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. Unless otherwise indicated, the address of each person listed is in care of BioSource International, Inc., 542 Flynn Road, Camarillo, California 93012, and the address of Messrs. Conte, Weltman and Genstar Capital LLC is 555 California Street, Suite 4850, San Francisco, California 94104.



                                        Number of Shares of
                                           Common Stock
       Name and Address                 Beneficially Owned (1)       Percent (2)
       ----------------                 ----------------------       -----------

Genstar Capital LLC (3)                       3,436,856                 31.4%
Jean-Pierre L. Conte (3)                      3,392,189                 31.0%
Kennedy Capital Management, Inc. (4)            868,625                  9.0%
Dimensional Funds Advisors Inc. (5)             535,100                  5.6%
Leonard M. Hendrickson (6)                      109,400                  1.1%
David J. Moffa, Ph.D. (7)                        39,900                   *
John R. Overturf, Jr. (8)                        22,000                   *
Robert D. Weist (9)                              65,000                   *
Robert J. Weltman (10)                           11,333                   *
David Thrower (11)                               62,083                   *
Charles C. Best (12)                             43,790                   *
Cy Cabradilla (13)                               38,581                   *
All of the directors  and  executive
  officers as a group (nine persons) (13)     3,793,012                 33.7%

----------
* Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at March 21, 2000.
(2) Percentage ownership is based on 9,638,863 shares of common stock outstanding as of May 15, 2002.
(3) Genstar Capital Partners II, L.P. holds 2,032,809 shares of common stock and 1,262,542 shares of common stock issuable upon exercise of warrants and Stargen II LLC holds 34,380 shares of common stock and 24,458 shares of common stock issuable upon exercise of warrants, all of which are currently convertible or exercisable. Includes 16,000 stock options held by Mr. Conte and Mr. Weltman. In addition, Mr. Conte holds 30,000 shares of common stock, Mr. Weltman holds 3,333 shares of common stock, Richard F. Hoskins holds 16,667 shares of common stock and Richard D. Paterson holds 16,667 shares of common stock. Genstar Capital LLC is the general partner of Genstar Capital Partners II, L.P. Mr. Conte, Mr. Hoskins and Mr. Paterson are the managers and managing directors of Genstar Capital LLC and are members of Stargen, and Mr. Paterson is the Administrative Member of Stargen. In such capacities Messrs. Conte, Hoskins and Paterson may be deemed to beneficially own shares of common stock beneficially held by
     Genstar  Capital  Partners  and  Stargen,   but  disclaim
     such beneficial ownership, except to the extent of their economic interest in these shares. Messrs. Conte, Hoskins, Paterson, Genstar Capital LLC, Genstar Capital Partners II, L.P. and Stargen II LLC may be deemed to be acting as a group in relation to their respective holdings in BioSource but do not affirm the existence of any such group.
(4) As disclosed in the Schedule 13G filed with the Securities and Exchange Commission on February 15, 2002 by Kennedy Capital Management, Inc. Gary D. Campbell.
(5) As disclosed in the Schedule 13G filed with the Securities and Exchange Commission on January 30, 2002 by Dimensional Fund Advisors, Inc. Michael
     T. Scardina.
(6) Includes (i) 71,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002; (ii) 26,500 shares of common stock owned;
     (iii) 4,000 shares of common stock held of record by two of Mr. Hendrickson's minor children; and (iii) 7,900 shares of common stock held in the Microchemics Simplified Employee Pension Plan.
(7) Includes (i) 32,500 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002; (ii) 550 shares of common stock held solely by Dr. Moffa's spouse; (iii) 4,000 shares of common stock held jointly with Dr. Moffa's spouse; and (iv) 2,850 shares of common stock held directly.
(8) Includes (i) 20,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002; and (ii) 2,000 shares of common stock owned.
(9) Includes 65,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002.
(10) Includes (i) 3,333 shares of common stock held directly. (ii) 8,000 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002. Mr. Weltman is also a Managing Director of Genstar Capital LP and a member, but not a managing member, of Stargen II LLC. Mr. Weltman does not have power to vote or dispose of, or to direct the voting or disposition of, any securities beneficially owned by Genstar Capital LLC or Stargen II LLC. Mr. Weltman disclaims that he beneficially owns any shares of common stock beneficially owned by Genstar Capital LLC or Stargen II LLC, except to the extent of his economic interest in shares owned by Genstar Capital LLC or Stargen II LLC.
(11) Includes 62,083 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002.
(12) Includes 43,790 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002.
(13) Includes 38,581 shares of common stock reserved for issuance upon exercise of stock options that are currently exercisable or are exercisable within 60 days of May 15, 2002. Mr. Cabradilla resigned as of May 10, 2002.

SERIES A PREFERRED STOCK

     In February 1999, the Board of Directors declared a dividend of one preferred share purchase right for each share of common stock outstanding on March 2, 1999. The purchase rights are subject to the terms and conditions of the Rights Agreement dated February 25, 1999, filed with the Securities and Exchange Commission on March 1, 1999, on Form 8-A. Initially, and until a distribution date occurs, no separate rights certificates will be issued, the rights are not exercisable, and the rights are transferred with the common shares and are not transferable separately from the common shares.

     The rights agreement was amended twice during 2000. First, in January 2000, in connection with the issuance of Series B Preferred Stock and warrants to Genstar Capital Partners and Stargen, and then again, in September 2000, in connection with the sale of common stock to Genstar Capital Partners and certain of its affiliates. Collectively, the results of these amendments were to include Genstar Capital, Stargen, Jean-Pierre Conte, Robert Weltman, Richard Hoskins, Richard Paterson, and their affiliates as "Exempt Persons" under the rights agreement. In addition, the amendments exclude from the definition of "Distribution Date" (a) the date of the approval, execution or delivery of the securities purchase agreements with Stargen and Genstar Capital Partners and its affiliates and (b) the consummation of the transactions contemplated by those agreements.

                              STOCKHOLDER PROPOSALS

     Any stockholder of record who intends to present a proposal at the next Annual Meeting of Stockholders for inclusion in our Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices by January 1, 2003.


                             SOLICITATION OF PROXIES

     It is expected that the solicitation of proxies will be primarily by mail. The cost of solicitation by management will be borne by us. We will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise for the purpose of soliciting such proxies.


                           ANNUAL REPORT ON FORM 10-K

     OUR ANNUAL REPORT ON FORM 10-K, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO CHARLES C. BEST, CHIEF FINANCIAL OFFICER, BIOSOURCE INTERNATIONAL, INC., 542 FLYNN ROAD, CAMARILLO, CALIFORNIA 93012



                           ON BEHALF OF THE BOARD OF DIRECTORS


                            /s/ CHARLES C. BEST
                           ------------------------------------
                           Charles C. Best
                           Chief Financial Officer and
                             Executive V.P., Finance





Camarillo, California
May 24, 2002

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                          BIOSOURCE INTERNATIONAL, INC.


1.   ORGANIZATION

     This charter (the "CHARTER") governs the operations of the audit committee (the "AUDIT COMMITTEE") of the Board of Directors (the "BOARD") of BioSource International, Inc. (the "COMPANY"). The Audit Committee shall review and reassess the Charter at least annually and will amend the charter, if appropriate, with the approval of the Board.

     o COMPOSITION. The Committee shall be appointed by the Board and shall be comprised of at least three directors, each of whom must be independent of management and the Company. The Board will also select a chairman for the Audit Committee. Each member of the Audit Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. In addition, each member of the Audit Committee must be independent as defined by the National Association of Securities Dealers. A member of the Audit Committee will not be considered independent if the member (i) is employed by the Company or any of its affiliates for the current year or any of the past three years; (ii) accepts compensation from the Company or any of its affiliates in excess of $60,000 during the previous year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (iii) is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer; (iv) is a partner in, or a controlling shareholder or executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (v) is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     o QUALIFICATIONS OF MEMBERS. All Audit Committee members shall be financially literate and experienced in reading and understanding financial statements, including the Company's balance sheet, income statement and statement of cash flow (or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee). At least one member of the Company's Audit Committee shall have past employment experience in finance or accounting or have a professional certification in accounting or other comparable experience.

2.   STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, the independent auditors, the internal auditors and the management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, or the other experts for this purpose.

3.   RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

     o The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.

     o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

     o The Audit Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Audit Committee shall review and recommend to the board the selection of the Company's independent auditors.

     o The Audit Committee shall discuss with the auditors their independence from management and the Company including any relationships that may potentially impair their independence, as required by Independence Standards Board Statement No. 1. The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company.

     o The Audit Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

     o The Audit Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs.

     o The Audit Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     o The Audit Committee shall review with financial management and the independent auditors the Company's quarterly financial results and any related press releases prior to the release of earnings.

     o The Audit Committee shall meet with management and the independent auditors and review and approve the interim financial statements and quarterly report on Form 10-Q prior to the filing or distribution of the quarterly report. In addition, the Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Audit Committee for the purposes of this review.

     o The Audit Committee shall meet with management and the independent auditors and review the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee shall review and formally approve the Company's Annual Report on Form 10-K prior to filing or distribution. The Audit Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, including the matters required to be communicated to audit committees pursuant to Statement of Accounting Standards No. 61.

     o The Audit Committee shall prepare an annual report to the Company's shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

                          BIOSOURCE INTERNATIONAL, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS


     The undersigned, a Stockholder of BIOSOURCE INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints JEAN-PIERRE L. CONTE, LEONARD M. HENDRICKSON and CHARLES C. BEST, or any one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on July 19, 2002, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' six nominees as directors.

     Jean-Pierre L. Conte      Leonard M. Hendrickson      David J. Moffa, Ph.D.
     John R. Overturf, Jr.        Robert D. Weist            Robert J. Weltman

     [_] FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

     [_] WITHHELD

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

     ---------------------------------------------------------------------------

     The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2. To ratify the appointment of KPMG LLP as the Company's independent public accountants for the year ending December 31, 2002.

     [_] FOR                     [_] AGAINST                       [_] ABSTAIN


     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated May 23, 2001, relating to the Annual Meeting.

                    Dated:___________________________, 2002

                    Signature:_____________________________

                    Signature:_____________________________
                    Signature(s) of Stockholder(s)
                       (See Instructions Below)

                    The Signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Share Certificate. If stock is jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

     [_] Please indicate by checking this box if you anticipate attending the Annual Meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF BIOSOURCE INTERNATIONAL, INC.